Exhibit 99.4
Phil Bullinger Senior Vice President General Manager Engenio Storage Group July 31st 2007

Full Rack Integration 6998 4Gb FC Controller 3994 / FC4600 4Gb FC / SATA 1932 / 133X FC, iSCSI, SAS / SATA MegaRAID SAS / SATA ROMB / ROC Engenio Storage Group (ESG) Product Family Building Blocks Scalable family of storage solutions designed to address a wide range of needs SMB to enterprise direct-attach to SAN-attach modular components to full systems performance-oriented to capacity-oriented apps data copy/replication to storage virtualization

Full Rack Integration 6998 4Gb FC Controller 3994 / FC4600 4Gb FC / SATA 1932 / 133X FC, iSCSI, SAS / SATA MegaRAID SAS / SATA ROMB / ROC Engenio Storage Group (ESG) Product Family Building Blocks Scalable family of storage solutions designed to address a wide range of needs SMB to enterprise direct-attach to SAN-attach modular components to full systems performance-oriented to capacity-oriented apps data copy/replication to storage virtualization Customer Benefits Open systems with optimized performance power faster applications for improved productivity Support for intermixing high performance and high capacity drives creates tiered storage in a single system Scalability and compatibility across product family provides seamless expansion and ease of growth High availability features protect data and ensure uninterrupted access Replication and virtualization options provide additional data protection and the means to improve data utilization

Market Growth Drivers All information and data created in digital format Regulations mandating new archiving and security rules Application recovery requirements driving widespread replication Industry applications: RFID, medical imaging, active data mining, etc. Broadband availability Infrastructure to support distribution and protection of consumer content Source: IDC Worldwide Disk Storage Systems 2007-2011 Forecast Worldwide Disk Storage Systems Revenue ($M) 12% CAGR 8% CAGR Storage System Market Overview

Market Growth Drivers All information and data created in digital format Regulations mandating new archiving and security rules Application recovery requirements driving widespread replication Industry applications: RFID, medical imaging, active data mining, etc. Broadband availability Infrastructure to support distribution and protection of consumer content Market / Industry Dynamics Technology transitions continue SAS, FC, and iSCSI all accelerating 3.5" HDD form factor transitioning to 2.5" SAS penetrating upward from entry space IT environment driving new features... Security, Encryption (data at rest, in-flight) Data integrity checking (from app to drive) Replication, data management features Endless need for price/perf improvements Power becoming a key purchase criteria Solutions integration of storage and apps OEMs much more reliant on partners Develop/deliver complete solutions Supply chain execution to the end user Product deployment and technical support Source: IDC Worldwide Disk Storage Systems 2007-2011 Forecast Worldwide Disk Storage Systems Revenue ($M) 12% CAGR 8% CAGR Storage System Market Overview

Executing a Winning Game Plan Lead the Market in Technology Transitions Provide Product Line Breadth and Scalability Deliver Software Robustness and Leadership Solutions Invest with Customers without Channel Conflict

PB 5-6 PB 1-3 Internal PB 4 External HBAs SW RAID MegaRAID Key OEM Partners DAS 9 of top 10 Server OEMs External 3 of top 4 Server OEMs

Host-based and External Storage Growth ESG Revenue Growth LSI Storage Systems 17% CAGR ('02 - '06) Overall SAN Storage Systems Market 12% CAGR ('02 - '06) ($M) Source: IDC ESG Revenue Growth DAS RAID and External Storage

ESG Market Segment Share 2006 Volume Share > 17% Positions LSI #2 in PB4-6 mid-range market on a unit volume basis 2007 Growth Driven By... New OEM wins Product portfolio strength Industry demand for tiered storage solutions PB 4-6 Storage Systems Source: IDC Quarterly Tracker and LSI estimates ESG Unit Volume Growth and Outlook

ESG PB1-3 Growth Major Product Line Expansion into PB1-3 New OEM customers Low entry price points Enterprise features FC, SAS, iSCSI interfaces SAS and SATA disks Scalability to 36+ TB PB 1-3 External RAID Systems (units) Source: Gartner's External Controller-Based Disk Storage, Worldwide, 2002 - 2006 and LSI Estimates 2007 Fcst 29%+ Vol Share #1 Position ESG Unit Volume Growth and Outlook

Recent First to Market Achievements 2 Gb/s FC systems FC-SATA systems 4 Gb/s FC systems - entry to enterprise Enterprise-class SAS storage systems Host-based RAID SAS Split-path architecture replication and storage virtualization software Infiniband storage for HPC and database clusters Industry-leading Storage Performance Council (SPC) benchmarks Lead the Market in Technology Transitions

Product Line Breadth and Scalability 133x SMB Data Center Department Remote office 1932 399x 699x 6498 Common Storage Management Features and Solutions Expanding Portfolio of Platforms and Solutions Providing Scalability and Investment Protection, Lower Cost of Ownership Advancing the cadence of RAID Functionality Bringing Storage Virtualization to a Broader Market MegaRAID Simplicity SANtricity

Over 250,000 total storage systems deployed Over 7,000,000 host-based RAID products deployed Extensive investment in product validation capabilities 30,000 sq. ft of lab / $35M in equipment / 15,000 drives / 270 engineers Broadest OS coverage Linux, Solaris, AIX, Unix, Windows, MP-RAS, SGI-Irix, etc. Hardened across many application environments Data Warehousing, Database, Financial, Oil & Gas, HPC, Data Centers, etc. Industry-wide alliance partnering to deliver robust solutions Covering more than 50,000 unique interoperability points across the industry Software Robustness / Leadership Solutions

OEM Partners Distribution Network End Customers BRAND PRODUCTS SUPPORT SOLUTIONS SERVICE COMPLIMENTARY PRODUCTS Direct Sales ESG Investment with OEMs and their Channel Partners Training and Best Practices Tailored Products and Solutions Improving Channel Competencies Engaged in Service and Support LSI PLATFORMS SUPPORT SOLUTIONS SOFTWARE SERVICE Channel No channel conflict Enduring OEM relationships Accelerating time to revenue Solid partner business models Partner-Centric Go to Market Model

Improving our Business Model Reducing costs via globalization and lower-cost production Expanding business scale leverages R&D across a broader portfolio and volume base Strong SW revenue growth driving higher platform returns Improving gross margins

Lead the Market in Technology Transitions Provide Product Line Breadth and Scalability Deliver Software Robustness and Leadership Solutions Invest with Customers without Channel Conflict Executing a Winning Game Plan